Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Trilogy International Small Cap Fund

Supplement dated July 1, 2016 to the Prospectus and Statement of Additional Information,

each dated March 1, 2016

The following information supplements and supersedes any information to the contrary relating to AMG Trilogy International Small Cap Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2016.

Effective as of the date of this Supplement, David Runkle no longer serves as a portfolio manager of the Fund. William Sterling, Gregory J. Gigliotti and Jessica Reuss are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references in the Prospectus and SAI to Mr. Runkle are hereby deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Sterling and Gigliotti and Ms. Reuss.

In addition, the table pertaining to Mr. Runkle under the heading “Management of the Funds – Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Managers,” on page 61 of the SAI is hereby deleted.

Finally, the information regarding Mr. Runkle under the heading “Management of the Funds – Portfolio Managers of the Funds –Portfolio Managers’ Ownership of Fund Shares” on page 64 of the SAI is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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